Goodrich Corporation Fourth Quarter 2007 Results January 31, 2008

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's January 31, 2007 Fourth Quarter 2007 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Highlights

Fourth Quarter 2007 Highlights Completed sale of Aviation Technical Services to a subsidiary of Macquarie Group Limited Continued investments in growing aftermarket business Announced expansion of MRO campus in Monroe, N.C. Unveiled new MRO facility in Dubai at Dubai Air Show Enhanced Goodrich presence in high-growth helicopter market with acquisition of Skyline Industries Fourth quarter 2007 results, compared with fourth quarter 2006 Sales grew 12% - continued above market growth rates in commercial aftermarket sales Segment OI margin increased from 13.0% to 15.9% Net income per diluted share of $1.04 - a 33% increase over fourth quarter 2006 Includes $0.09 per diluted share related to Northrop Grumman settlement

2008 Outlook Full Year 2008 Outlook No changes to previous outlook provided on October 25, 2007 Sales outlook of $7.1 - $7.2 billion - approximately 11 - 13% growth over 2007 results Outlook for net income per diluted share of $4.15 - $4.30 - approximately 10 - 14% growth over 2007 results Includes expected increase in effective tax rate from ~31 % in 2007 to 33 - 35% in 2008 Net cash provided by operating activities, minus capital expenditures, expected to be greater than 75% of net income

Delivering Sustained Sales Growth and Margin Expansion Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 East 4554 4765 4940 5103 5203 5368 5508 5578 5719 5879 6013 6219 6392 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 East 0.0977 0.1045 0.1088 0.1112 0.1179 0.1181 0.1245 0.1311 0.135 0.1416 0.1467 0.1537 0.161 $M Sales (Trailing Four Qtrs.) Segment Operating Income Margins (Trailing Four Qtrs.)

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 4th Qtr 2007 4th Qtr 2006 Change Sales $1,668 $1,495 12% Segment operating income $266 $194 37% - % of Sales 15.9% 13.0% +2.9% Income - Continuing Operations - Net Income $134 $132 $ 98 $ 99 36% 34% Diluted EPS - Continuing Operations - Net Income $1.05 $1.04 $0.77 $0.78 36% 33% Fourth Quarter 2007 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) Full Year 2007 Full Year 2006 Change Sales $6,392 $5,719 12% Segment operating income $1,028 $772 33% - % of Sales 16.1% 13.5% +2.6% Income - Continuing Operations - Net Income $497 $484 $478* $482* 4% -- Diluted EPS - Continuing Operations - Net Income $3.89 $3.79 $3.78* $3.81* 3% (1%) Full Year 2007 - Financial Summary Year-over-Year Performance * Full year 2006 results include tax settlements totaling $145 million, or $1.15 per diluted share

Fourth Quarter 2007 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Net Income Net Income per Diluted Share Fourth Quarter 2006 - Net Income $1,495 $99 $0.78 Increased overall volume, efficiency, mix, other $147 $41 $0.35 Northrop Grumman settlement $12 $0.09 Foreign exchange translation costs $26 ($4) ($0.03) Higher effective tax rate ($21) ($0.17) Other income (expense) $7 $0.05 Discontinued Operations ($2) ($0.01) Fourth Quarter 2007 - Net Income $1,668 $132 $1.04

Fourth Quarter 2007 Year-over-Year Segment Results 4th Quarter 2007 4th Quarter 2006 Change Change Dollars in Millions 4th Quarter 2007 4th Quarter 2006 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $637 543 $488 $1,668 $546 $511 $438 $1,495 $91 $32 $50 $173 17% 6% 11% 12% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $68 $126 $72 $266 $34 $95 $65 $194 $34 $31 $7 $72 99% 34% 10% 37% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 10.6% 23.3% 14.8% 15.9% 6.2% 18.5% 14.9% 13.0% N/A N/A N/A N/A +4.4% +4.8% (0.1%) +2.9%

Fourth Quarter 2007 Sequential Period Segment Results 4th Quarter 2007 3rd Quarter 2007 Change Change Dollars in Millions 4th Quarter 2007 3rd Quarter 2007 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $637 543 $488 $1,668 $608 $545 $449 $1,602 $29 ($2) $39 $66 5% -- 9% 4% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $68 $126 $72 $266 $73 $144 $59 $276 ($5) ($18) $13 ($10) (7%) (13%) 22% (4%) Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 10.6% 23.3% 14.8% 15.9% 12.1% 26.3% 13.1% 17.2% N/A N/A N/A N/A (1.5%) (3.0%) +1.7% (1.3%)

Summary Cash Flow Information Item (Dollars in Millions) 4th Quarter 2007 4th Quarter 2006 Income from Continuing Operations $134 $98 Depreciation and Amortization $62 $62 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($9) $27 Deferred income taxes and taxes payable ($8) $26 Accrued expenses, other (including pension contributions) $9 $33 Cash Flow from Operations $188 $246 Pension Contributions - worldwide ($22) ($15) Capital Expenditures ($122) ($102)

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 10 15 8 29 7 9 16 6 Full Year 2007 Sales by Market Channel Total Sales $6.4 Billion Large Commercial Aircraft Aftermarket 29% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 10% Airbus Commercial OE 15% Defense & Space, OE & Aftermarket 25% Other 6% OE AM Balanced business mix; aftermarket represents 45% of total sales Regional, Business & Gen. Av. OE 8% Total Commercial Aftermarket 36% Total Commercial OE 33% Total Defense and Space 25%

Sales by Market Channel Fourth Quarter 2007 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 4Q 2007 vs. 4Q 2006 4Q 2007 vs. 3Q 2007 Full Year 2007 vs. Full Year 2006 Boeing and Airbus - OE Production Aircraft Deliveries 12% 8% 8% Regional, Business & General Aviation - OE Aircraft Deliveries 29% 7% 20% Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size 11% (2%) 16% Defense and Space - OE and Aftermarket US, UK Defense Budgets 6% 5% 7% Other IGT, Other 17% 11% 14% Goodrich Total Sales 12% 4% 12%

2008 Outlook

2008 Sales Expectations By Market Channel Full Year 2007 Sales Mix Market 2007 Goodrich Actual Growth 2008 Goodrich Expected Growth Market expectations - 2009 and beyond 10% 15% 25% Boeing OE Del. Airbus OE Del. Total (GR Weight) 8% ~20% Growth continues for 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 8% Regional/Bus/GA OE (Weighted) 20% ~13% CF34-10 Engine Nacelles and tail cone on EMBRAER 190 support continued growth through the cycle 36% Aftermarket (Commercial/ Regional/Bus/GA) 16% ~8 - 10% Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 25% Defense and Space OE and Aftermarket 7% ~5 - 8% OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 6% Other 14% ~10% 100% Total 12% ~11 - 13%

Aerospace and Defense Themes Commercial Aircraft Original Equipment Production Record levels of new orders for commercial airplanes in 2007 Expect more orders than deliveries in 2008 - book-to-bill greater than 1 Manufacturers continue to raise production rates Strong orders for new models entering production, especially Boeing's 787 Dreamliner and Airbus A350 XWB Deliveries expected to increase through 2011 with slight drop in 2012 Continued strong demand for larger regional jets Commercial Aircraft Aftermarket Products and Services Worldwide growth in available seat miles supports demand for replacement parts and repair and overhaul services Expect 4 - 5 percent base volume growth over the long-term Consistent and predictable over the cycle Aging aircraft fleet drives additional growth for many popular models of aircraft Defense and Space Products and Services Strong demand for products supporting platforms Original equipment and aftermarket Good positions on newly funded platforms (e.g. Black Hawk helicopters, F-35) New opportunities for mission equipment and intelligence, surveillance and reconnaissance (ISR) products

Goodrich Content on Forecast In-Service Fleet 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 A/C with higher GR aftermarket 5014 5774 6408 6959 7526 8155 8940 9822 10859 11992 13172 14237 15052 15891 16927 18048 A/C with lower GR aftermarket 9651 9427 9111 8853 8648 8488 8091 7774 7426 7056 6661 6248 6131 6013 5884 5747 Source: Airline Monitor Goodrich has higher aftermarket content on airplanes least likely to be retired, expected to help continue above market growth rate for aftermarket sales Total Growth Rate 2008 - 2015 4% Growth Rate 2008 - 2015 8%

2008 Outlook P&L Summary ($M) Actual 2007 Estimate 2008 B/(W) Sales $6.4B $7.1-$7.2B ~11 - 13% EPS (Diluted) - Continuing Operations $3.89 $4.15-$4.30 +7-11% - Reported $3.79 $4.15-$4.30 +10-14% Net cash provided by operating activities, minus capital expenditures, as a percent of net income 64% >75% N/A Capital Expenditures $283 $250 - $270 $13 - $33 Effective Tax Rate 31% 33 - 35% +2 - 4% Strong Sales and EPS growth, improved cash flow and lower capital expenditures